
                                                   TOYOTA MOTOR CREDIT CORPORATION
                                SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-B OWNER TRUST
                          DISTRIBUTION DATE OF NOVEMBER 15, 2002 FOR THE COLLECTION PERIOD OCTOBER 1, 2002
                                                      THROUGH OCTOBER 31, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                                               Class A-1          Class A-2          Class A-3        Class A-4
                                                               ---------          ---------          ---------        ---------
                                        Total                   Balance            Balance            Balance          Balance
-----------------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL
PARAMETERS
-------------------------
  Securities Balance               $1,552,000,000.00         $444,000,000.00     $387,000,000.00   $457,000,000.00  $264,000,000.00
  Receivables Pool Balance         $1,600,001,788.00
  Principal Factor                        1.00000000              1.00000000          1.00000000        1.00000000       1.00000000
  Rate                                                              1.91375%               2.79%             3.76%            4.39%
  Final Scheduled Payment Date                                 June 16, 2003   December 15, 2004     June 15, 2006     May 15, 2009
  Number of Contracts                        102,386
  Weighted Average A.P.R.                      7.24%
  Weighted Average Remaining
      Term                                     51.97 months
  Servicing Fee Rate                           1.00%

POOL DATA - PRIOR MONTH
-----------------------
  Securities Balance               $1,242,527,856.43         $134,527,856.43     $387,000,000.00   $457,000,000.00  $264,000,000.00
  Receivables Pool Balance         $1,290,529,644.43
  Securities Pool Factor                  0.80059785              0.30299067          1.00000000        1.00000000       1.00000000
  Number of Contracts                         91,700
  Weighted Average A.P.R.                      7.24%
  Weighted Average Remaining
      Term                                     47.07 months
  Precompute and Simple
      Interest Advances                $2,250,881.74
  Payahead Account Balance               $311,397.48

  Interest Shortfall                           $0.00                   $0.00               $0.00             $0.00            $0.00
  Principal Shortfall                          $0.00                   $0.00               $0.00             $0.00            $0.00

POOL DATA - CURRENT MONTH
-------------------------
  Securities Balance               $1,191,526,422.17          $83,526,422.17     $387,000,000.00   $457,000,000.00  $264,000,000.00
  Receivables Pool Balance         $1,239,528,210.17
  Securities Pool Factor                  0.76773610              0.18812257          1.00000000        1.00000000       1.00000000
  Number of Contracts                         89,786
  Weighted Average A.P.R.                      7.24%
  Weighted Average Remaining
      Term                                     46.22 months
  Precompute and Simple
      Interest Advances                $2,108,339.13
  Payahead Account Balance               $334,996.13

  Interest Shortfall                           $0.00                   $0.00               $0.00             $0.00            $0.00
  Principal Shortfall                          $0.00                   $0.00               $0.00             $0.00            $0.00
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

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RESERVE ACCOUNT
---------------
  Initial Deposit Amount                                                                                                       $0.00
  Specified Reserve Account Percentage                                                                                         0.00%
  Specified Reserve Account Amount                                                                                             $0.00
  Specified Reserve Account Percentage (IF CONDITION I OR II MET)                                                              3.50%
  Specified Reserve Account Amount (IF CONDITION I OR II MET)                                                         $41,703,424.78

  Beginning Balance                                                                                                            $0.00
  Total Withdraw                                                                                                               $0.00
  Amount Available for Deposit to the Reserve Account                                                                  $3,103,575.94
                                                                                                                       -------------
  Reserve Account Balance Prior to Release                                                                             $3,103,575.94
  Reserve Account Required Amount                                                                                              $0.00
  Reserve Account Release to Seller                                                                                    $3,103,575.94
                                                                                                                       -------------
  Ending Reserve Account Balance                                                                                               $0.00
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


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REVOLVING LIQUIDITY NOTE
------------------------
  Total Amount Available                                                                                               $8,000,009.00

  Beginning of Period Balance                                                                                                  $0.00
  Draws                                                                                                                        $0.00
  Reimbursements                                                                                                               $0.00
                                                                                                                       -------------
  End of Period Balance                                                                                                        $0.00

  Current Period Undrawn Amount                                                                                        $8,000,009.00
------------------------------------------------------------------------------------------------------------------------------------

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

LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
--------------------------------------------

                                                                                                      Vehicles         Amount
                                                                                                      --------         ------
  Liquidated Contracts                                                                                   32
                                                                                                         --
  Gross Principal Balance of Liquidated Receivables                                                                      $417,070.24
  Net Liquidation Proceeds Received During the Collection Period                                                       ($197,759.26)
  Recoveries on Previously Liquidated Contracts                                                                          ($2,341.77)
                                                                                                                       -------------
  Aggregate Credit Losses for the Collection Period                                                                   |  $216,969.21
                                                                                                                       -------------



                                                                                                                       -------------
  Cumulative Credit Losses for all Periods                                                               83              $462,771.46
                                                                                                         --            -------------
  Repossessed in Current Period                                                                          49
                                                                                                         --


RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                           Annualized Average
FOR EACH COLLECTION PERIOD:                                                                                        Charge-Off Rate
    Second Preceding Collection Period                                                                                         0.04%
    First Preceding Collection Period                                                                                          0.12%
    Current Collection Period                                                                                                  0.21%

------------------------------------------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)
Three Month Average                                                                                                            0.12%
Charge-off Rate Indicator ( > 2.25%)                                                                               CONDITION NOT MET
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
DELINQUENT AND REPOSSESSED CONTRACTS
------------------------------------


                                                                              Percent   Contracts     Percent          Amount
                                                                              -------   ---------     -------          ------

  31-60 Days Delinquent                                                           0.79%         708        0.85%      $10,559,550.13
  61-90 Days Delinquent                                                           0.11%         103        0.12%       $1,522,262.17
  Over 90 Days Delinquent                                                         0.18%         159        0.18%       $2,181,475.18
                                                                                  -----         ---                    -------------
  Total Delinquencies                                                                           970                   $14,263,287.48
  -------------------                                                                           ---                   --------------

  Repossessed Vehicle Inventory                                                                  94 *
   * Included with delinquencies above

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                                         0.26%
    First Preceding Collection Period                                                                                          0.31%
    Current Collection Period                                                                                                  0.29%


------------------------------------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                                            0.29%
Delinquency Percentage Indicator ( > 2.25%)                                                                        CONDITION NOT MET
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

                                                   TOYOTA MOTOR CREDIT CORPORATION
                                SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-B OWNER TRUST
                          DISTRIBUTION DATE OF NOVEMBER 15, 2002 FOR THE COLLECTION PERIOD OCTOBER 1, 2002
                                                    THROUGH OCTOBER 31, 2002 002



-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Class A-1     Class A-2        Class A-3     Class A-4
                                                                       ---------     ---------        ---------     ---------
                                                       Total            Balance       Balance          Balance       Balance
-----------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
-----------
  Principal Payments Received                      $50,584,364.02
  Interest Payments Received                        $8,081,331.48
  Net Precomputed Payahead Amount                     ($23,598.65)
  Aggregate Net Liquidation Proceeds Received         $200,101.03
  Principal on Repurchased Contracts                        $0.00
  Interest on Repurchased Contracts                         $0.00
                                                   --------------
  Total Collections                                $58,842,197.88
  Net Simple Interest Advance Amount                 ($104,249.72)
  Net Precomputed Advance Amount                      ($38,292.89)
                                                   --------------
  Total Available Amount                           $58,699,655.27

AMOUNTS DUE
-----------
  Servicing Fee                                     $1,075,441.37
  Accrued and Unpaid Interest                       $3,519,203.70
  Principal                                        $51,001,434.26
  Reserve Account                                   $3,103,575.94
                                                   --------------
  Total Amount Due                                 $58,699,655.27

ACTUAL DISTRIBUTIONS
--------------------
  Servicing Fee                                     $1,075,441.37
  Interest                                          $3,519,203.70       $221,695.37    $899,775.00   $1,431,933.33    $965,800.00
  Principal                                        $51,001,434.26    $51,001,434.26          $0.00           $0.00          $0.00
  Reserve Account                                   $3,103,575.94
                                                   --------------    --------------    -----------   -------------    -----------
  Total Amount Distributed                         $58,699,655.27    $51,223,129.63    $899,775.00   $1,431,933.33    $965,800.00
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


------------------------------------------------------------------------------------------
Monthly Information by Type of Loan
-----------------------------------
Precomputed Contracts
---------------------
  Scheduled Principal Collections                                              $840,363.69
  Prepayments in Full                                    102 contracts         $434,824.16
  Repurchased Receivables Principal                                                  $0.00
  Payments Behind/Ahead on Repurchased Receivables                                   $0.00
  Total Collections                                                          $1,474,377.48
  Advances - Reimbursement of Previous Advances                                 $38,292.89
  Advances - Current Advance Amount                                                  $0.00
  Payahead Account - Payments Applied                                                $0.00
  Payahead Account - Additional Payaheads                                       $23,598.65

Simple Interest Contracts
-------------------------
  Collected Principal                                                       $29,982,120.64
  Prepayments in Full                                   1780 contracts      $19,327,055.53
  Collected Interest                                                         $7,882,141.85
  Repurchased Receivables Principal                                                  $0.00
  Repurchased Receivables Interest                                                   $0.00
  Advances - Reimbursement of Previous Advances                                $104,249.72
  Advances - Current Advance Amount                                                  $0.00

------------------------------------------------------------------------------------------


I hereby certify to the best of my knowledge that the report provided is true and correct.



/s/ Angela Burraston
-------------------------------
Angela Burraston
ABS Accounting Manager